Exhibit 10.23

PHASE III PRODUCT DEVELOPMENT AGREEMENT

     This DEVELOPMENT AGREEMENT ("Agreement") is effective as of September 1, 2001 ("Effective Date"), by and between Active Power, 11525 Stonehollow Drive, Suite 110, Austin, Texas 78758("ACTIVE POWER") and Caterpillar Inc., 100 N.E. Adams Street, Peoria, Illinois 61629-6490 ("CATERPILLAR").

     1.   DEFINITIONS

     For purposes of this AGREEMENT, the following definitions shall apply:

          a)    "AFFILIATE" means any company, corporation, partnership or other business entity, which is more than fifty percent (50%) or more owned, directly or indirectly, by a party to this AGREEMENT.

          b)    "BACKGROUND INTELLECTUAL PROPERTY" shall be all INTELLECTUAL PROPERTY incorporated into the PHASE III PRODUCT other than that which is defined as PROGRAM INTELLECTUAL PROPERTY.

          c)    "FIELD OF USE" shall mean earth-moving equipment, construction equipment, mining equipment, forestry equipment, engines, engine generator sets, agricultural equipment, paving equipment, components for all such equipment and all reasonable extensions thereof which are mutually agreed in writing by the parties hereto.

          d)    "INTELLECTUAL PROPERTY" includes, without limitation, inventions, whether or not patentable, copyrights, computer software and accompanying documentation, specifications, know how and original works of authorship. INTELLECTUAL PROPERTY includes PROPRIETARY INFORMATION.

          e)    "PROGRAM INTELLECTUAL PROPERTY" means INTELLECTUAL PROPERTY that is created, made, conceived or reduced to practice in performance of work under the PROGRAM (identified as PROGRAM INTELLECTUAL PROPERTY in the box on the right side of Exhibit E to this Agreement).ACTIVE POWER agrees to review with CATERPILLAR prior to ACTIVE POWER developing any product rated below 300kVA that uses PROGRAM INTELLECTUAL PROPERTY, as shown in Exhibit E.

          f)    "PROGRAM" shall mean the efforts of CATERPILLAR or ACTIVE POWER to develop PHASE III PRODUCTS.PHASE III PRODUCTS are those products identified as such in Exhibit E to the Phase II and Phase III Purchase Agreement and expressly do not include any product rated at less than 300 kVA.

     2.   PROGRAM

     This Agreement governs Phase III development. Notwithstanding anything contained in this Agreement and subject to the restrictions in the PHASE I Purchase Agreement and PHASE II & Phase III Purchase Agreement, nothing contained herein shall preclude ACTIVE POWER from selling or otherwise disposing of products other than PHASE II OR PHASE III PRODUCTS.

EXHIBIT 10.23

          a)    PHASE III

               (i)    The parties shall cooperate to develop PHASE III PRODUCT as defined on Exhibit E to the Phase II & Phase III Purchase Agreement.  ACTIVE POWER shall be responsible for the design and development of the PHASE III PRODUCT, except that CATERPILLAR shall be responsible for the design and development of [****]. The PHASE III PRODUCT specification and requirements are detailed in Exhibit A ("Specifications").

               (ii)    The parties will cooperate with one another to design, develop and test the PHASE III PRODUCT for possible use with CATERPILLAR generator sets. ACTIVE POWER will make one prototype that conforms with the Specifications.If the parties mutually agree on any changes to the Specifications during the development process, such changes shall be incorporated into the Specifications and be attached to, and become part of, this Agreement. The parties will test this prototype, at a mutually, reasonably agreed upon site, for compliance with the Specifications (except for the Specification relating to reliability target) stated in Exhibit A. Each party will document and report to the other party the results of such tests performed on such prototype together with any comments concerning design changes, further development, and the like.  CATERPILLAR will accept or reject the PHASE III PRODUCT prototype within sixty (60) calendar days after testing begins at the site selected by CATERPILLAR (however, if CATERPILLAR fails to indicate a testing location within sixty (60) days after ACTIVE POWER has completed Milestone 2 (as set forth in Exhibit C), the testing site shall be ACTIVE POWER's site in Austin Texas); failure to give notice of acceptance or rejection will constitute acceptance. CATERPILLAR may reject the PHASE III PRODUCT only if it fails in some respect to meet the Specifications (except for the Specification relating to reliability target) stated in Exhibit A. If CATERPILLAR properly rejects the PHASE III PRODUCT, ACTIVE POWER may correct the failures and when it believes that it has made the necessary corrections and has notified CATERPILLAR, the parties will again test the PHASE III prototype and the acceptance/rejection/correction provisions above shall be reapplied until the PHASE III PRODUCT is accepted; provided, however, if a correction to a deliverable that is rejected by CATERPILLAR for failure to meet a Specification (except for the Specification relating to reliability target) set forth in Exhibit A is not accepted,Caterpillar may terminate this Agreement. The day on which CATERPILLAR accepts the PHASE III PRODUCT shall be deemed the "Acceptance Date". After the Acceptance Date, CATERPILLAR may purchase additional prototypes at a price per prototype defined by the pricing for Phase III Product in Exhibit B. Any prototypes shall be provided to CATERPILLAR on an "AS IS" basis.

               (iii)    Within ninety (90) days following the Acceptance Date, CATERPILLAR shall have the option of purchasing such PHASE III PRODUCTS pursuant to the provisions of the Phase II & Phase III Purchase Agreement specified in Exhibit B hereto. In the event of conflict between this Agreement and the Phase II & Phase III Purchase Agreement, this Agreement shall control. Caterpillar may exercise such Phase III Purchase Option by providing written notice to Active Power of such exercise within the aforesaid 90-day period. ACTIVE POWER will cooperate with CATERPILLAR during reliability testing to meet the reliability targets.

     3.   PHASE III COSTS

          a)    Unless otherwise stated in this Agreement or later mutually agreed to in writing specifically referencing this Agreement, each party will bear its own costs incurred in the PROGRAM.

** Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

          b)    CATERPILLAR agrees to pay ACTIVE POWER for co-ownership of PROGRAM INTELLECTUAL PROPERTY the sum of $5,000,000 (five million dollars). The payments shall be made in installments, each installment being due and payable upon the objective satisfaction of each of the five milestones in the payment schedule listed in Exhibit C ("Milestones"). Other than the payments specified above, CATERPILLAR shall not be responsible for any other payments or funding, and ACTIVE POWER shall bear all its costs for participating in this Program, or any part thereof. CATERPILLAR shall bear its own costs for participating in this program, or any part thereof.

          c)    Upon receipt of ACTIVE POWER'S correct itemized invoice(s) and after objective satisfaction of each Milestone, CATERPILLAR will pay ACTIVE POWER in accordance with such invoice.

          d)    ACTIVE POWER will contribute at least $5,000,000 in kind to the design, development and testing of the PHASE III PRODUCT, as shown in quarterly reports and documents to CATERPILLAR. CATERPILLAR may suspend its payments if such quarterly reports and documents are not of sufficient detail to allow CATERPILLAR to reasonably ascertain the specifics of such ACTIVE POWER contributions, including amounts of payments and descriptions of work performed.

          e)    ACTIVE POWER will provide quarterly status reports to CATERPILLAR relating to the pursuit and achievement of the Milestones.

     4.   CONFIDENTIALITY

          a)    In connection with work under this Agreement, a party ("TRANSMITTING PARTY") may deliver PROPRIETARY INFORMATION relating directly to the  PHASE III development to the other party ("RECEIVING PARTY"). The RECEIVING PARTY may not use the PROPRIETARY INFORMATION except for work performed according to this Agreement, will protect the confidentiality of the PROPRIETARY INFORMATION with at least the same degree of care as it protects its own confidential information and will not disclose any such PROPRIETARY INFORMATION, without the express written consent of the TRANSMITTING PARTY. "PROPRIETARY INFORMATION" includes any process, system, formula, pattern, model, device compilation, or other information:(i) not known by the RECEIVING PARTY prior to this Agreement or known by the RECEIVING PARTY prior to this Agreement but having restriction on its use or disclosure; and (ii) not generally known by others (unless so know through some fault of the RECEIVING PARTY). PROPRIETARY INFORMATION does not include knowledge, skills or information which is generally known in ACTIVE POWER's or CATERPILLAR's trade or profession.

          b)    Each party agrees that it will neither (i) disclose to the other party or any of its employees information in confidence belonging to a third party; nor (ii) knowingly in the performance of the work hereunder produce anything that embodies information under confidential restriction, or is covered by a patent, patent application, copyright, trade secret, or other intellectual property right owned by a third party.

          c)    Nothing in this Agreement shall be construed as preventing either party from independent development, provided that PROPRIETARY INFORMATION is handled in accordance with paragraph 4(a).

          d)    Should the RECEIVING PARTY be required to disclose PROPRIETARY INFORMATION by governmental or judicial order, the RECEIVING PARTY will give the TRANSMITTING PARTY prompt notice of any such order and will comply with any protective order imposed on such disclosure.

     5.   INTELLECTUAL PROPERTY

          a)    BACKGROUND INTELLECTUAL PROPERTY shall remain the property of the party who created, made, conceived and reduced it to practice.

          b)    All PROGRAM INTELLECTUAL PROPERTY shall be jointly owned by the parties and may be exploited and/or nonexclusively licensed by either party without further consent or accounting to the other party. With respect to all rights and ownership in such PROGRAM INTELLECTUAL PROPERTY, the parties will mutually discuss whether to obtain or maintain such rights, including, without limitation, any patents, trademarks, copyrights, trade secrets, PROPRIETARY INFORMATION, and any other proprietary rights therein, and if one refuses to take any such joint action requested by the other, the other may proceed at its own expense; no such action will change the foregoing ownership provision. A party will execute all documents the other may request for such purposes and to otherwise assist the other (at the other's expense) for such purposes.

          c)    Each of CATERPILLAR and ACTIVE POWER grant to the other party an irrevocable, perpetual, nonexclusive, worldwide, royalty free license (including the right to sublicense to such other party's Affiliates) to make, have made, use, sell and otherwise exploit during and/or after the term of this Agreement any modifications, improvements, inventions, know how, ideas or suggestions made with respect to the other party's PROPRIETARY INFORMATION by such party's employees who have had access to such PROPRIETARY INFORMATION. If something ceases to be considered PROPRIETARY INFORMATION, licenses granted with respect thereto while such information was deemed PROPRIETARY INFORMATION, will be unaffected.

          d)    Except as provided in this Agreement or the Exhibits, nothing in this Agreement shall be construed as a grant of, or agreement to grant, to either party any licenses under intellectual property rights of the other party, regardless of whether they are dominant of or subordinate to those provided herein.

     6.   LICENSING JOINTLY OWNED INTELLECTUAL PROPERTY

          a)    Unless otherwise agreed to by the parties, all licensing revenues generated by licensing PROGRAM INTELLECTUAL PROPERTY to third parties shall be retained by the licensor of such PROGRAM INTELLECTUAL PROPERTY.

          b)    In the event that one party chooses to enforce PROGRAM INTELLECTUAL PROPERTY rights against a third party, the other party shall be given the opportunity to join in such enforcement prior to its commencement and in the event the other party chooses to join, both parties shall equally share all costs, including attorneys' fees and share equally all revenues generated by the enforcement, including licensing fees, if any. If the other party chooses not to join such enforcement, such party shall nevertheless reasonably cooperate with the one party in such enforcement (at the other party's expense), including joining as a nominal party subject to indemnification by such party, but will not be entitled to any proceeds of such enforcement activity.

     7.   NOTICES

     All notices and invoices pursuant to this Agreement shall reference this Agreement and be given in writing to the respective party at its address designated below or to such other address as may be substituted in writing by that party to the other. All notices shall be deemed to be fully given and received if sent by registered or certified mail, postage prepaid, return receipt requested.

Notice to ACTIVE POWER:
Active Power, Inc.
Attn: Bill Kainer
11525 Stonehollow Drive, Suite 110
Austin, Texas 78758

Notices to CATERPILLAR:
Caterpillar Inc.
Attn: Purchasing Manager Caterpillar Electric Power
Route 29 - P.O. Box 610
Mossville, Illinois 61552

     8.     INDEMNIFICATION

     Each party shall indemnify, defend and hold harmless the other party, its directors, officers, employees and agents, from all third party (including a party's employees) claims, demands, liabilities, loss, damage, and expense, including costs, and reasonable litigation expenses and counsel fees incurred in connection therewith, arising out of injury to or death of any person or damage to property proximately caused by the indemnifying party's gross negligence or willful acts or omissions which arise in connection with the performance of work hereunder while the indemnifying party is on premises of the other party. Such indemnity shall be provided subject to (a) prompt written notifications of any and all such threats, claims, or proceedings related thereto and the other party giving reasonable assistance to the indemnifying party in the defense thereof, (b) the indemnifying party having sole control of the defense and all related settlement negotiations, and (c) such indemnifications shall be limited in the case of real or tangible property to the reduction in value or replacement cost of such property.

     9.     WARRANTY

     Each party warrants its right to enter into this AGREEMENT. Warranties for production units of PHASE III PRODUCTS shall be as set forth in Exhibit B.

     10.   TERM AND TERMINATION

          a)    This PROGRAM shall become effective on the Effective Date of this Agreement and shall remain in effect unless terminated in writing by both parties.

          b)    CATERPILLAR may terminate ACTIVE POWER's work under this Agreement by giving ACTIVE POWER ninety (90) days written notice in which event ACTIVE POWER shall be (i) reimbursed only for work performed and expenses reasonably incurred prior to receipt of such notice and (ii) entitled to immediate payment of the amount associated with the next milestone. In no event shall the total amount paid to ACTIVE POWER exceed the price agreed to herein.

         c)    Upon termination of this Agreement, Paragraphs 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 of this Agreement shall survive.

          d)   If the Agreement is terminated and upon and in accordance with the written reasonable request of either party (provided such written request is given within a reasonable period of time after such termination), but except for information covered by the rights granted in Paragraph 5, the other party shall promptly return or destroy any tangible information (including all copies thereof except as noted below) provided under the PROGRAM by the requesting party. However the other party's counsel may retain in a secure location one copy each of such tangible information and use them only for ensuring compliance with the obligations of Paragraph 5.

     11.     RELATIONSHIP

      Nothing herein is to imply an agency, joint venture or partner relationship between the parties.

     12.    ASSIGNMENT AND GOVERNING LAW

      Except to an entity that acquires all or substantially all the business or assets of a party, this Agreement is not assignable by either party without the written consent of the other party, which shall not be unreasonably withheld, and will be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.

     13.     ENTIRE UNDERSTANDING

      This Agreement and the Exhibits hereto constitute the entire agreement and understanding between the parties with respect to the subject matters herein and therein, and shall supersede and replace any conflicting terms and conditions set forth in any purchase order, prior agreement, quotation, proposal, correspondence, or oral discussion relating to the subject matter hereof. This Agreement may only be amended by a writing signed by both parties, which makes specific reference to the provision(s) of this Agreement being modified. Should any provision of this Agreement be held invalid, illegal, or unenforceable, the validity of the remaining provisions shall not be affected by such holding. This AGREEMENT shall be binding upon the heirs, successors, and/or legal representatives of the parties.

     14.     LIMITATION OF LIABILITY

      NEITHER PARTY SHALL BE LIABLE FOR (I) ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE SUBJECT MATTER OF THIS AGREEMENT OR (II) CATERPILLAR'S COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES.

     The parties have caused this Agreement to be signed in duplicate by their duly authorized representatives on the Effective Date.

ACTIVE POWER, INC.	CATERPILLAR INC.

By: /s/ Joseph F. Pinkerton	By: /s/ Jim Parker
Name: Joseph F. Pinkerton	Name: Jim Parker
Title: President & CEO	Title: Director of Electric Power
Date: September 12, 2001	Date: October 18, 2001

CATERPILLAR INC.
By: /s/ Paul Pearson
Name: Paul Pearson
Title: Purchasing Manager
Date: October 12, 2001

EXHIBIT A

PRELIMINARY SPECIFICATIONS FOR PHASE III PRODUCT

[****]

** Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

EXHIBIT B

PURCHASE OF PHASE II & PHASE III PRODUCT TERMS AND CONDITIONS

      The terms and conditions of the Phase II & Phase III Purchase Agreement are attached hereto and shall be incorporated herein by reference.

EXHIBIT C

PAYMENT MILESTONES

[****]

** Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

EXHIBIT D

CATERPILLAR'S COMPETITOR LIST

[****]

** Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

EXHIBIT E

PICTORIAL DESCRIPTION OF PROGRAM INTELLECTUAL PROPERTY

[****]

** Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**